                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 14, 2006

                            KENDLE INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)

            OHIO                         000-23019                31-1274091
(STATE OF OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 14, 2006, Kendle International Inc. (the "Company") issued a press release announcing the results of operations and financial condition for its fourth quarter and year ended December 31, 2005.This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

     In addition to announcing its results of operations in accordance with generally accepted accounting principles (GAAP), the Company in its press release discloses net income with certain adjustments for periods in 2004 and 2005. For the fourth quarter of 2005, net income is disclosed with adjustments for an accounts receivable allowance and the reversal of a valuation allowance for future tax benefits. In addition to those adjustments, the full-year 2005 net income is adjusted for a one-time, non-cash charge to write-off deferred state income taxes and a gain on debt extinguishment. The Company in its press release also discloses net income for the year ended December 31, 2004 with adjustments for employee severance costs related to a workforce realignment and a gain on the partial early extinguishment of debt. The Company's management believes that disclosing the Company's financial results using these non-GAAP financial measures is useful to investors because the non-GAAP financial measures provide investors with a basis for comparing the fourth quarter and year 2005 results to financial results from prior periods. Additionally, net income adjusted for the items discussed above is the basis upon which management reports to the Company's Board of Directors and represents the measure that management believes primarily is used by analysts and investors following the Company.

     The information under this caption, "Item 2.02 - Results of Operations and Financial Condition", including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit No.   Description
-----------   -----------
    99.1      Earnings release issued by Kendle International Inc. on
              February 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Kendle International Inc.


Date: February 14, 2006                 /s/ Karl Brenkert III
                                        ----------------------------------------
                                        Karl Brenkert III
                                        Senior Vice President -
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     99.1        Earnings release issued by Kendle International Inc. on
                 February 14, 2006